VOYA INVESTORS TRUST

Voya Balanced Income Portfolio

Voya Government Liquid Assets Portfolio

Voya High Yield Portfolio

Voya Large Cap Growth Portfolio

Voya Large Cap Value Portfolio

Voya Limited Maturity Bond Portfolio

Voya U.S. Stock Index Portfolio

VY® BlackRock Inflation Protected Bond Portfolio

VY® Clarion Global Real Estate Portfolio

VY® Clarion Real Estate Portfolio

VY® Invesco Growth and Income Portfolio

VY® JPMorgan Emerging Markets Equity Portfolio

VY® JPMorgan Small Cap Core Equity Portfolio

VY® Morgan Stanley Global Franchise Portfolio

VY® T. Rowe Price Capital Appreciation Portfolio

VY® T. Rowe Price Equity Income Portfolio

VY® T. Rowe Price International Stock Portfolio

(each a “Portfolio” and collectively the “Portfolios”)

Supplement dated November 8, 2019 to supersede and replace the

Supplement dated September 30, 2019 to the Portfolios’ current

Statement of Additional Information dated May 1, 2019

(the “SAI”)

On September 12, 2019, the Portfolios’ Board of Trustees approved changes to the Voya funds’ policy with respect to the Portfolios’ disclosure of portfolio holdings.

Effective October 31, 2019, the Portfolios’ SAI was revised as follows:

1.	The second paragraph of the section entitled “Disclosure of Each Portfolio’s Portfolio Securities” is deleted and replaced with the following:

In addition, each Portfolio (except VY® JPMorgan Emerging Markets Equity Portfolio, VY® JPMorgan Small Cap Core Equity Portfolio, and VY® Morgan Stanley Global Franchise Portfolio) posts its portfolio holdings schedule on Voya’s website on a monthly basis and makes it available on the 15th calendar day following the end of the previous calendar month, or as soon thereafter as practicable. The portfolio holdings schedule is as of the last day of the previous calendar month.

For VY® JPMorgan Emerging Markets Equity Portfolio and VY® JPMorgan Small Cap Core Equity Portfolio, each Portfolio posts its portfolio holdings schedule on Voya’s website on a monthly basis and makes it available on the 30th calendar day following the end of the previous calendar month, or as soon thereafter as practicable. The portfolio holdings schedule is as of the last day of the previous calendar month.

VY® Morgan Stanley Global Franchise Portfolio posts its portfolio holdings schedule on Voya’s website on a calendar-quarter basis and makes it available on the 30th calendar day following the end of the previous calendar quarter, or as soon thereafter as practicable. The portfolio holdings schedule is as of the last day of the previous calendar quarter.

Voya Government Liquid Assets Portfolio will post a full list of its portfolio holdings on Voya’s website as of the last business day of the previous month, along with any items required by Rule 2a-7 under the 1940 Act no later than the 5th business day of the month. The information will be available on the website for a period of not less than six months. The portfolio holdings schedule is as of the last business day of the previous calendar month.

2.	The fourth paragraph of the section entitled “Disclosure of Each Portfolio’s Portfolio Securities” is deleted and replaced with the following:

Each Portfolio also compiles a list of its ten largest (“Top Ten”) holdings and/or its Top Ten largest issuers. This information is made available on Voya’s website on the 10th calendar day following the end of the previous calendar month, or as soon thereafter as practicable. The Top Ten holdings and/or issuer information shall be as of the last day of the previous calendar month.

PLEASE RETAIN SUPPLEMENT FOR FUTURE REFERENCE

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